Exhibit 99.1

Union Pacific Corporation Announces Offers to Exchange
Certain of Its Outstanding Debt Securities for New Notes and Cash

For Immediate Release

Omaha, Neb. – August 17, 2020  – Union Pacific Corporation (NYSE:UNP; and “Union Pacific” or the “Corporation”) today announced the commencement of private offers to exchange certain of its outstanding notes and debentures as set forth in the table below for a combination of new notes due 2062 (the “New Notes”) and cash (the “Exchange Offers”).  The outstanding notes and debentures to be exchanged pursuant to the Exchange Offers are collectively referred to as the “Existing Notes.”

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in an offering memorandum dated August 17, 2020 (the “Offering Memorandum”), and the related letter of transmittal.  The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the Existing Notes that has certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933 (the “Securities Act”) or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act (each, an “Eligible Holder”).

The following table sets forth the Existing Notes that are subject to the Exchange Offers:

CUSIP Number	Title of Series	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Approximate Aggregate Principal Amount Outstanding (mm)	Acceptance Priority Level	Hypothetical Total Exchange Price[1,2,3]
							New Notes Amount	Hypothetical Cash Payment
907818CX4	6.150% Debentures due 2037	1.25% due May 15, 2050	FIT1	113	$100	1	$1,000.00	$485.47
907818DS4 907818DT2	4.821% Notes due 2044	1.25% due May 15, 2050	FIT1	133	$199	2	$1,025.00	$325.07
907818DJ4	4.750% Notes due 2041	1.25% due May 15, 2050	FIT1	123	$237	3	$1,000.00	$330.66
907818DX3	4.850% Notes due 2044	1.25% due May 15, 2050	FIT1	123	$84	4	$1,000.00	$380.18
907818DU9	4.750% Notes due 2043	1.25% due May 15, 2050	FIT1	123	$189	5	$1,000.00	$357.21
907818EW4	4.500% Notes due 2048	1.25% due May 15, 2050	FIT1	123	$532	6	$1,000.00	$359.73
907818EV6	4.375% Notes due 2038	1.25% due May 15, 2050	FIT1	88	$750	7	$1,000.00	$297.49
907818DL9	4.300% Notes due 2042	1.25% due May 15, 2050	FIT1	108	$300	8	$1,000.00	$295.47

CUSIP Number	Title of Series	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Approximate Aggregate Principal Amount Outstanding (mm)	Acceptance Priority Level	Hypothetical Total Exchange Price[1,2,3]
							New Notes Amount	Hypothetical Cash Payment
907818DP0	4.250% Notes due 2043	1.25% due May 15, 2050	FIT1	108	$325	9	$1,000.00	$295.75
907818FC7	4.300% Notes due 2049	1.25% due May 15, 2050	FIT1	113	$1,000	10	$1,000.00	$348.57
907818DZ8	4.150% Notes due 2045	1.25% due May 15, 2050	FIT1	113	$350	11	$1,000.00	$284.60
907818EJ3	4.050% Notes due 2046	1.25% due May 15, 2050	FIT1	113	$600	12	$1,000.00	$275.91
907818EF1	4.050% Notes due 2045	1.25% due May 15, 2050	FIT1	113	$500	13	$1,000.00	$273.55
907818EN4	4.000% Notes due 2047	1.25% due May 15, 2050	FIT1	113	$500	14	$1,000.00	$275.19
1.

To be paid in New Notes and cash per $1,000 principal amount of Existing Notes accepted for exchange, subject to, in the case of the offers with respect to the 4.821% Notes due 2044 and the 4.300% Notes due 2049, adjustment as described in the sections entitled “Determination of the Total Exchange Price” and “Determination of the Exchange Price” in the Offering Memorandum.  Hypotheticals shown for illustrative purposes only.  Prices will be determined at 11:00 a.m., New York City Time, on August 31, 2020 (unless the Early Exchange Date (as defined below) is extended by more than two full business days, in which case a new date and time may be established with respect to the Exchange Offers) (such date and time, as they may be extended, the “Price Determination Date”).  Cash payment includes $50.00 early exchange premium.  Cash payment excludes accrued and unpaid interest, which will be paid in cash in addition to the Total Exchange Price (as defined in the Offering Memorandum) or the Exchange Price (as defined in the Offering Memorandum), as applicable.

2.

See pages B-2 through B-4 of the Offering Memorandum for illustrative examples of the Total Exchange Prices and Exchange Prices for the Existing Notes, including the portions thereof payable in New Notes and cash.

3.

For purposes of determining the principal amount of each series of Existing Notes that will be exchanged pursuant to the Exchange Offers, see the section entitled “The Exchange Offers” in the Offering Memorandum.

Union Pacific will make fourteen separate Exchange Offers to Eligible Holders in an amount that requires no more than an aggregate principal amount of $750,000,000 of New Notes be issued pursuant to the Exchange Offers (the “Exchange Offers Limit”).  The amounts of each series of Existing Notes that are exchanged in the Exchange Offers will be determined in accordance with the Exchange Offers Limit and the priorities set forth in the “Acceptance Priority Level” column in the table above and as further detailed in the Offering Memorandum.  Union Pacific reserves the right to increase the Exchange Offers Limit as provided in the Offering Memorandum.

The Exchange Offers are also subject to certain conditions, including the requirement that Eligible Holders tender and do not validly withdraw an amount of Existing Notes that requires the issuance of at least $300,000,000 aggregate principal amount of New Notes in accordance with the terms of the Exchange Offers.

Eligible Holders of Existing Notes that tender their Existing Notes prior to 5:00 p.m., New York City time, on August 28, 2020, subject to any extension by Union Pacific (the “Early Exchange Date”), and are accepted will receive the Total Exchange Price, which will include an early exchange premium.  Eligible Holders of Existing Notes that tender their Existing Notes after the Early Exchange Date and are accepted will receive the Exchange Price, which will not include any early exchange premium.

The Exchange Offers will expire at 11:59 p.m., New York City time, on September 14, 2020, unless extended or earlier terminated by Union Pacific (the “Expiration Date”).  Tenders of Existing Notes in the Exchange Offers may be validly withdrawn at any time prior to 5:00 p.m., New York City time, on August 28, 2020, subject to extension by Union Pacific (the “Withdrawal Deadline”), but not thereafter, except in certain limited circumstances where additional withdrawal rights are required by law.

The New Notes will mature on September 16, 2062, and will bear interest at a rate per annum equal to the sum of (i) the bid-side yield on the 1.25% U.S. Treasury Note due May 15, 2050 on the Price Determination Date (based on the bid-side price indicated on the Bloomberg Screen page FIT1 at such date and time), and (ii) 1.48% (148 basis points).

The New Notes have not been registered under the Securities Act or any state securities laws.  Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security.  The Exchange Offers are being made solely by the Offering Memorandum and related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Existing Notes that complete and return a letter of eligibility confirming that they are eligible investors for the Exchange Offers.  Holders of Existing Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/unp or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (212) 269-5550 or (800) 591-8238 (toll free) or by email at unp@dfking.com.

ABOUT UNION PACIFIC

Union Pacific (NYSE: UNP) delivers the goods families and businesses use every day with safe, reliable and efficient service. Operating in 23 western states, the company connects its customers and communities to the global economy. Trains are the most environmentally responsible way to move freight, helping Union Pacific protect future generations. More information about Union Pacific is available at www.up.com.

Union Pacific Investor Contact: Corrie Shumaker at 402-544-4939 or cshumaker@up.com

Union Pacific Media Contact: Kristen South at 402-544-3435 or kmsouth@up.com

www.up.com

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Forward-looking Statements

This press release and related materials (including information in oral statements or other written statements made or to be made by us), contain statements about the Corporation’s future that are not statements of historical fact.  These statements are, or will be, forward‑looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward‑looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved.  Forward-looking information, including expectations regarding operational and financial improvements and the Corporation’s future performance or results are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements.  Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements.  Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2019, which was filed with the Securities and Exchange Commission (“SEC”) on February 7, 2020, and the Corporation’s Quarterly Reports on Form 10-Q which were filed with the SEC on April 23, 2020 and July 23, 2020.  The Corporation updates information regarding risk factors if circumstances require such updates on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward‑looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward‑looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward‑looking information. If the Corporation does update one or more forward‑looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward‑looking statements.  References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.